UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2019

NortonLifeLock Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 E. Rio Salado Parkway, Suite 1000, Tempe, AZ	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (650) 527-8000

(Former name or former address, if
changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NLOK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2019 (the “Effective Date”), the Compensation and Leadership Development Committee of the Board of Directors of NortonLifeLock Inc. (the “Company”) approved a severance benefit agreement (the “Agreement”) for the Company’s President, Samir Kapuria, in connection with the Company’s completed sale of certain assets of the Company’s enterprise security business to Broadcom Inc. on November 4, 2019.

Pursuant to the Agreement, (in lieu of benefits under any other similar plan or agreement following termination by the Company without cause or death) if Mr. Kapuria is terminated by the Company without cause or upon his death prior to December 31, 2020, Mr. Kapuria shall be entitled to receive (a) a cash payment equal to Mr. Kapuria’s annual base salary, (b) a cash payment equal to Mr. Kapuria’s target bonus (increased pro rata for additional months worked more than twelve months following the Effective Date) under the Company’s Executive Annual Incentive Plan, and (c) vesting as to 50% of Mr. Kapuria’s unvested equity as of the Effective Date (the “Unvested Equity”), reduced by any equity that otherwise vests between the Effective Date and Mr. Kapuria’s termination date.

Mr. Kapuria shall also be entitled to receive upon such qualifying termination between 75% and 150% acceleration of any additional remaining Unvested Equity if the average closing price of the Company’s common stock reaches predetermined levels based 50% on each of (y) a 20 consecutive business day measurement from August 20, 2020 through December 31, 2020 and (z) a 20 consecutive business day measurement from July 1, 2020 through December 31, 2020.

The Agreement and all benefits thereunder shall terminate effective December 31, 2020.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
10.01	Severance Benefit Agreement with Samir Kapuria dated December 5, 2019.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NortonLifeLock Inc.

Date: December 10, 2019	By:	/s/ Scott C. Taylor
Scott C. Taylor
Executive Vice President, General Counsel and Secretary